UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012

China Bull Management Inc.

(Name of Small Business Issuer in its Charter)

Nevada                            7389                         27-4344306

(State or Other         (Primary Standard Industrial           (I.R.S. Employer

Jurisdiction of Organization)   Classification Code Number)          Identification No.)

665 Ellsworth Avenue, Connecticut, 06511

Tel: (203) 844-0809

(Address and Telephone Number of Registrant's Principal Place of Business)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________

Item 8.01 Other Events:

Reports Of Shareholder Meetings

The annual shareholder meeting was taken placed in the headquarter of the Company on May 12, 2012. 88% of the outstanding shares submitted the votes. These votes approved the following issue:

The election of Andrew Chien to serve as Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2012	China Bull Management Inc (Registrant)

/s/ Andrew Chien

Andrew Chien, CEO